EXHIBIT 31


                            Executive Officers and Directors
                                      of
                   Equitable Variable Life Insurance Company


               The names of the Directors and the names and titles of the Executive Officers of Equitable Variable Life Insurance Company ("EVLICO") and their business addresses and principal occupations are set forth below. If no address is given, the Director's or Executive Officer's business address is that of Equitable at 787 Seventh Avenue, New York, New York 10019. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to Equitable and each individual is a United States citizen.


  Name, Business Address        Present Principal Occupation
  ----------------------        ----------------------------

* Michael Beaulieu              Senior Vice President, The Equitable Life
                                Assurance Society of the United States

* James M. Benson               President and Chief Executive Officer;
                                President and Chief Executive Officer,
                                The Equitable Life Assurance Society of
                                the United States

* Harvey E. Blitz               Vice President; Senior Vice President and
                                Deputy Chief Financial Officer, The
                                Equitable Life Assurance Society of the
                                United States

* Laurent Clamagirand (1)       Vice President, The Equitable Life
                                Assurance Society of the United States

* Denis Duverne (1)             Senior Vice President International Life,
  AXA                           AXA
  23, avenue Matignon
  75008 Paris, France

* Jerry M. de St. Paer          Senior Investment Officer; Senior
                                Executive Vice President and Chief
                                Financial Officer, The Equitable
                                Companies Incorporated

* Gordon G. Dinsmore            Senior Vice President; Senior Vice
                                President, The Equitable Life Assurance
                                Society of the United States

  J. Thomas Liddle              Senior Vice President and Chief Financial
                                Officer; Senior Vice President and Chief
                                Valuation Actuary, The Equitable Life
                                Assurance Society of the United States

  Dennis W. Loring              Senior Vice President; Senior Vice
                                President, The Equitable Life Assurance
                                Society of the United States

* William T. McCaffrey          Senior Executive Vice President and Chief
                                Operating Officer, The Equitable Life
                                Assurance Society of the United States

* Joseph J. Melone              Chairman of the Board; President and
                                Chief Executive Officer, The Equitable
                                Companies Incorporated

* Peter D. Noris                Executive Vice President and Chief
                                Investment Officer; Executive Vice
                                President and Chief Investment Officer,
                                The Equitable Life Assurance Society of
                                the United States

* Michael J. Rich               Senior Vice President and Chief
                                Underwriting Officer, The Equitable Life
                                Assurance Society of the United States

* Samuel B. Schlesinger         Senior Vice President; Senior Vice
                                President, The Equitable Life Assurance
                                Society of the United States

* Jose S. Suquet                Executive Vice President and Chief
                                Agency Officer, The Equitable Life
                                Assurance Society of the United States

  Timothy J. Welch              Senior Vice President; Senior Vice
                                President, The Equitable Life Assurance
                                Society of the United States

* Dennis D. Witte               Senior Vice President; Senior Vice
                                President, The Equitable Life Assurance
                                Society of the United States
______________________
*     Director
(1)   Citizen of the Republic of France